GENERAL SECURITY AGREEMENT


In consideration of Laurentian Bank of Canada, a Canadian Chartered Bank and having a branch at 989 Derry Road East, Suite 303, Mississauga, Ontario L5T 2J8, (the "Secured Party") heretofore or hereafter (1) extending or agreeing to extend any credit or other financial accommodation to or relying on any guaranty, endorsement or other assurance of payment of Derma Sciences, Inc., a corporation organized under the law of the State of Pennsylvania and having its chief executive office at 214 Carnegie Centre, Suite 100, Princeton, NJ 08540 (the "Debtor") or (2) agreeing to any direct or indirect extension, renewal, refinancing or other modification or replacement of or waiving or forbearing from exercising any right or remedy relating to any obligation heretofore or hereafter arising or accruing as a result of any such credit or other financial accommodation, and for other valuable consideration, the receipt of which is acknowledged, the Debtor agrees with the Secured Party as follows:

1.   DEFINITIONS

     In this Agreement:

     (a) Collateral: The "Collateral" means collectively, wherever located, whether now owned or hereafter acquired or now existing or hereafter arising or accruing and whether or not subject to Article 9 of the Uniform Commercial Code or described in any schedule heretofore or hereafter delivered to the Secured Party by the Debtor, all right, title and interest of the Debtor in and to (i) Accounts, (including, but not limited to, Health-Care-Insurance Receivables), Chattel Paper, Deposit Accounts, Documents, General Intangibles (including, but not limited to, Intellectual Property, Payment Intangibles, software, licenses and franchises), Goods (including, but not limited to, Equipment, Farm Products, Fixtures and Inventory), Instruments (including, but not limited to, Promissory Notes), Investment Property, Letter-of-Credit Rights, letters of credit, money and other personal property (including, but not limited to, agreements, instruments and other Records not constituting Chattel Paper or a Document, General Intangible or Instrument) and (ii) to the extent not referred to in clause (i) of this sentence, (A) Supporting Obligations and Incidental Property Rights incident to, arising or accruing pursuant to or otherwise relating to any of the things referred to in clause (i) of this sentence, whether arising or accruing from any action taken by the Debtor or the Secured Party or otherwise, (B) Proceeds, other proceeds and Products of any of the things referred to in clauses (i) and (ii)(A) of this sentence and (C) Records relating to any of the things referred to in clauses (i) and (ii)(A) and (B) of this sentence.

     (b) Control Agreement: "Control Agreement" means an agreement, instrument or other Record heretofore or hereafter entered into among the Debtor, the Secured Party and a Bank, Securities Intermediary or Commodity Intermediary for the purpose of perfecting a security interest of the Secured Party in any Deposit Account, electronic Chattel Paper, Investment Property or Letter-of-Credit Right included in the Collateral.

     (c) Event of Default: An "Event of Default" occurs or exists if (i) the Debtor or any Other Obligor defaults in the payment when due, whether by acceleration or otherwise, of any of the Obligations or the performance when due of any other obligation (including, but not limited to, any obligation to pay any money), whether now existing or hereafter arising or accruing and whether arising or accruing pursuant to this Agreement or any Control Agreement or otherwise, to the Secured Party, subject to any applicable notice and cure periods, the maturity of any of the Obligations is accelerated or there occurs or exists any event or condition that, whether immediately or after notice, lapse of time or both notice and lapse of time and whether or not waived by any Person other than the Secured Party, would constitute a default with respect to or permit the acceleration of the maturity of any of the Obligations, (ii) the Debtor or any Other Obligor is dissolved, ceases to exist, participates or agrees to participate in any merger, consolidation or other absorption, assigns or otherwise transfers all or substantially all of his, her or its assets, in which it is not the surviving entity, dies, becomes incompetent or insolvent (however evidenced), generally fails to pay his, her or its debts as they become due, suspends or ceases his, her or its present business or has entered, served, filed or recorded against him, her or it or any of his, her or its assets any judgment or order of any court, agency or other governmental body resulting in a lien other than a Permitted Lien as to a material amount of the collateral which is prior to or parri passu to the lien created by this Agreement, (iii) the Debtor or any Other Obligor has any receiver, trustee, custodian or similar Person for him, her or it or any of his, her or its assets appointed (whether with or without his, her or its consent) unless the same is contested and is dismissed, vacated, stayed or the like within a period of 45 days thereof, makes any assignment for the benefit of creditors or commences or has commenced against him, her or it any case or other proceeding pursuant to any bankruptcy, insolvency or similar statute unless the same is contested and is dismissed, vacated, stayed or the like within a period of 45 days thereof or any formal or informal proceeding for the dissolution, liquidation or winding up of his, her or its affairs unless the same is contested and is dismissed, vacated, stayed or the like within a period of 45 days thereof, (iv) any representation or warranty made in this Agreement or any Control Agreement or any other representation or warranty heretofore or hereafter made, or any financial statement heretofore or hereafter provided, to the Secured Party by or on behalf of the Debtor or any Other Obligor proves, as of the date thereof, to have been incorrect or misleading in any material respect or before the execution and delivery to the Secured Party by the Debtor of this Agreement there occurred and was not disclosed to the Secured Party any material adverse change in any information disclosed in any such representation or warranty heretofore so made or any financial statement heretofore so provided, (v) there occurs any loss, theft or destruction of or damage to any substantial portion of the Collateral not covered by insurance or any substantial decrease in the value of the Collateral or (vi) the Secured Party acting reasonably deems itself insecure with respect to the Obligations or is of the opinion that the Collateral is or may not be sufficient or has decreased or may decrease in value, whether or not the Secured Party has sought any Other Collateral from the Debtor or any Other Obligor.

     (d) Intellectual Property: "Intellectual Property" means, regardless of wherever in the world existing, used, issued or pending, (i) any patent, (ii) any copyright, copyright registration or tangible personal property embodying any copyright, (iii) any trademark, service mark or trade dress (including, but not limited to, any trade, company, fictitious or other business or other name, logo or other source or business identifier), whether registered in any public office or not so registered, (iv) any trade secret (including, but not limited to, any know-how, technology, procedure, product formulation or other product or manufacturing specification or standard) or other proprietary information, (v) any unpatented invention, whether or not patentable, (vi) any industrial design or industrial design application or (vii) any application for, reissue, renewal or extension of, goodwill symbolized by, incident to, associated with or otherwise relating to or Incidental Property Right, Record or license relating to any of the things referred to in clauses (i) through (vi) of this sentence.

     (e) Incidental Property Right: "Incidental Property Right" means, whether arising or accruing pursuant to applicable law or any agreement, instrument or other Record or otherwise, (i) any direct or indirect addition to, extension, renewal, refinancing or other modification or replacement of, increase in or earnings, profit, interest, dividend or distribution of cash or other property or other income or payment on account of any property, (ii) any direct or indirect Proceeds or other proceeds of any replacement, release, surrender, discharge, exchange, conversion, redemption, assignment or other transfer, collection or sale, lease or other disposition of any property, whether voluntary or involuntary or arising or accruing pursuant to any dissolution, liquidation or merger, consolidation or other absorption or otherwise, or (iii) any direct or indirect right, privilege, power or claim relating to any property (including, but not limited to, any right to any of the things referred to in clauses (i) and (ii) of this sentence, any option or warrant, any right of subscription, registration, conversion or redemption, any management right or any right to vote or give any consent, ratification or other approval or authorization (including, but not limited to, any right to vote or give any consent, ratification or other approval or authorization for any replacement of any of the directors, officers and managers of, amendment of any certificate or articles of incorporation or organization, by-laws, operating or partnership agreement or other charter, organizational or other governing document of, dissolution, liquidation or merger, consolidation or other absorption of or sale, lease or other disposition of all or substantially all of the assets of any Issuer of any Investment Property)).

     (f) Obligations: The "Obligations" means collectively all obligations to the Secured Party in any capacity for (i) the payment of any money, however evidenced, regardless of kind, class or form, whether for the payment of any principal, interest, fee, charge, cost or expense or otherwise, incurred for any business, commercial or agricultural purpose or otherwise, now existing or hereafter arising or accruing, created directly or by any assignment or other transfer, direct or indirect, absolute or contingent (whether pursuant to any guaranty, endorsement or other assurance of payment or otherwise), similar or dissimilar or related or unrelated and whether or not arising or accrued subsequent to any commencement of or made, proved, voted or allowed as a claim in any case or other proceeding pursuant to any bankruptcy, insolvency or similar statute, or (ii)the performance of any obligation other than an obligation to pay any money that have been heretofore or are hereafter incurred by, in any capacity and whether alone or otherwise, the Debtor or, if the Debtor is not an individual, any direct or indirect successor of the Debtor or any direct or indirect assignee or other transferee of all or substantially all of the assets of the Debtor (including, but not limited to, all obligations of the Debtor to the Secured Party pursuant to Section 8 of this Agreement).

     (g)  Other Collateral: "Other Collateral" means, other than the Collateral,
          (i) any collateral, subordination, guaranty, endorsement or other security or assurance of payment, whether now existing or hereafter arising or accruing, that now or hereafter secures the payment of or is otherwise applicable to any of the Obligations or (ii) any obligation of the Secured Party, whether pursuant to any Deposit Account or Instrument or otherwise, that is now or hereafter available for setoff against any of the Obligations.

     (h) Other Obligor: "Other Obligor" means, other than the Debtor, any Person who or that is now or hereafter liable, whether directly or indirectly or absolutely or contingently, for the payment of any of the Obligations.

     (i) Permitted Lien: "Permitted Lien" means whether now existing or hereafter arising or accruing, (i) any security interest in or other lien on any of the Collateral in favour of the Secured Party or (ii) any security interest in or other lien on any of the Collateral fully and accurately described under the heading "Permitted Liens" in Exhibit "A" A attached to and made a part of this Agreement.

     (j) Person: "Person" means (i) any individual, corporation, partnership, limited liability company, joint venture, trust, unincorporated association, government, political subdivision or other taxing authority, (ii) any court, agency or other governmental body or (iii) any other entity, body, organization or group.

     (k) Security Interest: "Security Interest" means any security interest or other lien granted or otherwise created pursuant to the first sentence of Section 2 of this Agreement.

     (l) Uniform Commercial Code: "Uniform Commercial Code" means at any time the Uniform Commercial Code of the State of Pennsylvania as in effect at such time.

     (m) Other Terms: Each of the following terms has at any time (i) if defined for purposes of Article 9 of the Uniform Commercial Code at such time, the meaning given it at such time for such purposes or (ii) if not so defined at such time, the meaning given it at such time for purposes of the "Uniform Commercial Code, Article 9, 1999 Official Text" approved by the American Law Institute and the National Conference of Commissioners on Uniform State Laws as it may be amended, updated or replaced from time to time: (i) Accession, (ii) Account, (iii) Account Debtor, (iv) Bank, (v) Certificated Security,
          (vi) Chattel Paper, (vii) Commodity Account, (viii) Commodity Intermediary, (ix) Deposit Account, (x) Document, (xi) Equipment,
          (xii) Farm Product, (xiii) Financing Statement, (xiv) Fixture, (xv) General Intangible, (xvi) Goods, (xvii) Health-Care-Insurance Receivable, (xviii) Instrument, (xix) Inventory, (xx) Investment Property, (xxi) Issuer, (xxii) Letter-of-Credit Right, (xxiii) Payment Intangible, (xxiv) Proceeds, (xxv) Products, (xxvi) Promissory Note, (xxvii) Record, (xxviii) Registered Organization, (xxix) Security,
          (xxx) Securities Account, (xxxi) Securities Intermediary, (xxxii) Software, (xxxiii) Supporting Obligation and (xxxiv) Tangible Chattel Paper.

2.   GRANT OF SECURITY INTEREST

     To secure the payment of the Obligations, the Debtor grants to the Secured Party a security interest in and assigns, pledges and hypothecates to the Secured Party the Collateral other than any of the Collateral that would be rendered void or voidable under applicable law by such grant without the consent of a Person other than the Debtor that has not been or is not obtained. Each Security Interest is a continuing, absolute and unconditional security interest or other lien.

3.   REINSTATEMENT OF OBLIGATIONS

     Each portion of the Obligations heretofore or hereafter paid or satisfied by any of the Collateral, or any money or Other Collateral, heretofore or hereafter received, applied or retained by the Secured Party and later recovered from the Secured Party as a result of any claim (including, but not limited to, any claim involving any allegation that any money constituted trust funds or that the receipt, application or retention of any of the Collateral or any money or Other Collateral or the grant, perfection or other creation or protection of any security interest in or other lien on any of the Collateral or any Other Collateral constituted a preference or fraudulent conveyance or transfer), however asserted and whether now existing or hereafter arising or accruing, shall be reinstated as part of the Obligations for purposes of this Agreement as of the date it originally arose or accrued.

4.   COVENANTS

     (a) Affirmative Covenants: The Debtor shall (i) maintain complete and accurate Records relating to the Collateral, (ii) before the end of any applicable grace period, pay each tax, assessment, fee and charge imposed by any government, political subdivision or other taxing authority upon any of the Collateral, any manufacture, purchase or other acquisition, ownership, possession, control, use, operation or sale, lease or other disposition of any of the Collateral, this Agreement or any agreement, instrument or other Record evidencing any of the Collateral or any of the Obligations except to the extent being contested in good faith, (iii) obtain and maintain in full force and effect each material authorization, certification, certificate, approval, permit, consent, franchise and license necessary for any manufacture, purchase or other acquisition, ownership, possession, control, use, operation or sale, lease or other disposition of any of the Collateral, (iv) defend the Collateral against any material demand, claim, counterclaim, setoff and defence asserted by any Person (including, but not limited to, any Account Debtor, Issuer, Bank, Securities Intermediary or Commodity Intermediary) other than the Secured Party and except as to Permitted Liens, (v) keep all Goods included in the Collateral insured against each risk to which any of such Goods may be subject (including, but not limited to, fire, theft and risks covered by extended coverage) and maintain insurance against liability on account of any damage to any Person or property arising out of any manufacture, purchase or other acquisition, ownership, possession, control, use, operation or sale, lease or other disposition of any of such Goods, with all insurance maintained pursuant to this clause (v) to be issued in such amounts, for such periods, on such terms, with such special endorsements (including, but not limited to, an endorsement naming the Secured Party as a mortgagee, lender loss payee or additional insured) and by such companies as are reasonable and customary in the Debtor's business and reasonably satisfactory to the Secured Party, and upon its request deliver to the Secured Party a copy of each policy providing any such insurance, (vi) cause all Goods included in the Collateral to be properly titled and registered to the extent required by applicable law, cause the interest of the Secured Party to be properly indicated on any certificate of title relating to any of such Goods and deliver to the Secured Party each such certificate upon its request, (vii) maintain all Goods included in the Collateral in good condition to the extent commercially reasonable except for ordinary wear and tear,
          (viii) cultivate, store, preserve and care for all Farm Products and Inventory included in the Collateral in accordance with commonly accepted methods, (ix) prosecute each application constituting Intellectual Property included in the Collateral to the extent commercially reasonable and not abandon such application before exhausting all reasonable administrative and judicial remedies, (x) take each action (including, but not limited to, the filing of any required application for reissue, renewal or extension and the payment of any required fee) required to maintain in full force and effect each material registration of or preserve in full force and effect each material right of the Debtor in any Intellectual Property included in the Collateral, (xi) use each item of Intellectual Property included in the Collateral with appropriate notice of registration or application for registration, (xii) maintain the quality of products and services offered under any Intellectual Property included in the Collateral, (xiii) upon its request provide to the Secured Party a complete and accurate copy of each statement, confirmation, notice, proxy statement, proxy and other communication relating to any Deposit Account or Investment Property included in the Collateral and received by the Debtor from any Person (including, but not limited to, any Account Debtor, Issuer, Bank, Securities Intermediary or Commodity Intermediary) obligated with respect to such Deposit Account or Investment Property, (xiv) take each action (including, but not limited to, increasing the value of the Collateral and reducing the amount of the Obligations) necessary to maintain any value of any of the Collateral or ratio of the value of any of the Collateral to the amount of any of the Obligations required by applicable law or any contract between the Secured Party and the Debtor or any Other Obligor, (xv) promptly notify the Secured Party if any of the Collateral arises out of any contract with any government, political subdivision or other taxing authority, (xvi) promptly notify the Secured Party if any of the Collateral arises out of any contract that gives rise to any requirement under applicable law that the Debtor receive, hold or apply any money advanced by the Secured Party with respect to any of the Collateral as a trust fund and receive, hold and apply such money in accordance with such requirement, (xvii) promptly notify the Secured Party of (A) any Goods included in the Collateral being affixed to or installed in or on any real property or any Goods not included in the Collateral, (B) any loss, destruction or theft of or damage to any material portion of the Collateral, (C) any threat or commencement of any action or other legal proceeding, any entry of any judgment or order of any court, agency or other governmental body, or any assertion by any Person (including, but not limited to, any Account Debtor, Issuer, Bank, Securities Intermediary or Commodity Intermediary) other than the Secured Party of any demand, claim, counterclaim, setoff or defence, relating to any of the Collateral, (D) any material infringement or other violation of any material right of the Debtor in any Intellectual Property included in the Collateral known to the Debtor, (E) any occurrence and continuance of any Event of Default, any event or condition that, after notice, lapse of time or both notice and lapse of time, would constitute any Event of Default or any event or condition that has or will or is reasonably likely to have any material adverse effect on (I) any material portion of the Collateral, (II) the Debtor, (III) any Other Obligor or (IV) the business, operations, assets, affairs or condition (financial or other) of the Debtor or any Other Obligor, (F) any change in (I) the location of the residence or chief executive office of the Debtor, (II) the name, identity or structure of the Debtor or
          (III) any company, trade, fictitious or other business or other name under which the Debtor conducts his, her or its business, operations or affairs, (G) any change in the location of any of the Collateral not in the possession or control of or en route to or from the Secured Party other than in the ordinary course of business or of mobile Equipment or the addition of any new such location, (H) any change in the primary location at which any mobile Equipment included in the Collateral is kept or the addition of any new such location, (I) any removal of any mobile Equipment included in the Collateral for more than thirty days at a time from the primary location at which such mobile Equipment is kept and (J) any claim by any Person that the use of any Intellectual Property by the Debtor infringes or otherwise violates any right of such Person in such Intellectual Property or that any registration of such Intellectual Property is other than in full force and effect and (xix) to the extent that any portion of the Collateral would be rendered void or voidable by the grant to the Secured Party of a security interest in or assignment, pledge or hypothecation to the Secured Party without the consent of a Person other than the Debtor that has not been or is not obtained, the Debtor shall hold such portion of the Collateral in trust for the Secured Party and take each action (including, but not limited to, assigning or selling or otherwise disposing of such portion of the Collateral) reasonably requested by the Secured Party to assure that such portion of the Collateral inures and is realized upon for the benefit of the Secured Party.

     (b) Negative Covenants: Without the prior written consent of the Secured Party not to be unreasonably withheld, the Debtor shall not (i) grant or otherwise create, permit to exist or agree or otherwise incur any obligation to grant or otherwise create or permit to exist any security interest in or other lien on any of the Collateral other than Permitted Liens, (ii) execute or permit to be filed or remain on file in any public office any Financing Statement, execute any application for any certificate of title or notice of lien, or permit to exist any certificate of title, relating to any of the Collateral and naming any Person other than the Secured Party as a secured party, except for any Financing Statement, certificate of title or notice of lien heretofore consented to by the Secured Party in writing or relating solely to any Permitted Lien, (iii) sell, lease or otherwise dispose of any of the Collateral or any interest or right in any of the Collateral, except for, until any occurrence and continuance of any Event of Default and provided that no Event of Default occurs thereby or exists immediately thereafter, in the ordinary course of the business of the Debtor, (A) any sale, lease or other disposition of any Inventory, Goods, Farm Product or worn-out or obsolete Equipment included in the Collateral,
          (B) any sale, lease or other disposition by the Debtor of any Equipment included in the Collateral in connection with the acquisition by the Debtor of Equipment of equal or greater value that is not subject to any security interest or other lien other than Permitted Liens, (C)any license of any Intellectual Property included in the Collateral provided that such license does not materially interfere with the conduct of the business of the Debtor or (D) any use of any money of the Debtor, funds in any Deposit Account of the Debtor or funds represented by any certificate of deposit of the Debtor in partial or complete satisfaction of any obligation of the Debtor incurred in the ordinary course of the business of the Debtor or pursuant to contracts or agreements to which Debtor is a party at the date hereof, (iv) manufacture, use, operate, permit the use or operation of or sell, lease or otherwise dispose of any of the Collateral in any manner that would or is reasonably likely to materially violate or result in any material violation of applicable law (including, but not limited to, any environmental or criminal statute) or any policy providing any insurance on any of the Collateral, (v) change or permit any change in the location of any of the Collateral not in the possession or control of or en route to or from the Secured Party other than mobile Equipment except in the ordinary course of business, (vi) remove or permit any removal of any mobile Equipment included in the Collateral for more than thirty days at a time from the primary location at which such mobile Equipment is kept, (vii) cause or permit any Goods included in the Collateral to become an Accession to any Goods not included in the Collateral,
          (viii) cause or permit any Goods included in the Collateral to be subject to any negotiable Document, (ix) use any Intellectual Property included in the Collateral for any use for which registration or application for registration of such Intellectual Property has not been made, (x) abandon, permit the abandonment by any licensee of or take, fail to take or permit any licensee to take or fail to take any action (including, but not limited to, sufficient use) that would or is reasonably likely to result in the invalidation or abandonment of any material Intellectual Property included in the Collateral, (xi) modify, terminate or attempt or agree or otherwise incur any obligation to modify or terminate any Control Agreement or any contract with a Securities Intermediary or Commodity Intermediary under which any Securities Account or Commodity Account included in the Collateral is established or maintained, (xii) enter into any agreement, instrument or other Record with a Bank, Securities Intermediary or Commodity Intermediary for the purpose of perfecting a security interest of a Person other than the Secured Party or Permitted Lien holder in any Deposit Account or Investment Property included in the Collateral, (xiii) withdraw any money or other property from any Securities Account or Commodity Account included in the Collateral except for use in the ordinary course of the business of the Debtor or pursuant to contracts or agreements to which Debtor is a party at the date hereof, (xiv) exercise any Incidental Property Right included in the Collateral, or take any other action (including, but not limited to, making any change referred to in clause (xviii)(F), (G) or (H) of Section 4(a) of this Agreement), that would or is reasonably likely to adversely affect the validity, perfection or priority of any Security Interest or the value of any significant portion of the Collateral, cause any Event of Default or any event or condition that, after notice, lapse of time or both notice and lapse of time, would constitute any Event of Default, materially adversely affect any right or remedy of the Secured Party pursuant to this Agreement or arising or accruing as a result of this Agreement or authorize the dissolution, liquidation or sale of any Person (including, but not limited to, any Account Debtor, Issuer, Bank, Securities Intermediary or Commodity Intermediary) obligated with respect to any of the Collateral, (xv) provide to the Secured Party or permit to be provided to the Secured Party on his, her or its behalf any certificate, financial statement or other Record that contains any statement of fact that is incorrect or misleading in any material respect or omits to state any fact necessary to make any statement of fact contained therein not incorrect or misleading in any material respect or (xvi) upon or at any time after any occurrence and continuance of any Event of Default, (A) enforce, extend, renew, refinance or otherwise modify or replace, request, demand, accept, collect or otherwise realize upon, compromise, cancel, discharge, subordinate, accelerate, give any receipt, release or discharge relating to, commence, prosecute or settle any action or other legal proceeding relating to, waive or forbear from exercising any right or remedy relating to or materially adversely affect any obligation of any Person (including, but not limited to, any Account Debtor, Issuer, Bank, Securities Intermediary or Commodity Intermediary) obligated with respect to any of the Collateral relating to any of the Collateral, (B) agree or otherwise incur any obligation to do anything described in clause (xvi)(A) of this sentence, (C) make any trade in any Securities Account or Commodity Account included in the Collateral or (D) exercise any Incidental Property Right included in the Collateral.

     (c) Additional Covenants Triggered by Request of Secured Party: Promptly upon the reasonable request of the Secured Party, the Debtor shall (i) execute and deliver to the Secured Party each Financing Statement, application for any certificate of title, notice of lien, instrument of assignment, proxy and other Record, and take each other action (including, but not limited to, making any endorsement), requested by the Secured Party to perfect, maintain the validity, perfection or priority of or enforce any Security Interest (including, but not limited to, (A) providing to the Secured Party for execution by the Secured Party a Control Agreement, in form and substance satisfactory to the Secured Party, that (i) is executed by the Debtor and any Bank, Securities Intermediary or Commodity Intermediary establishing or maintaining a Deposit Account included in the Collateral or a Securities Account or Commodity Account to which any Investment Property included in the Collateral is credited and (ii) relates to such Deposit Account or Investment Property and (B) registering with the appropriate public office or offices any Intellectual Property included in the Collateral), otherwise protect the interest of the Secured Party in or collect, or otherwise realize upon any of the Collateral, whether under applicable law (including, but not limited to, the Federal Assignment of Claims Act) or otherwise, verify any of the Collateral or any insurance on any of the Collateral or otherwise accomplish any purpose of this Agreement, (ii) deliver to the Secured Party each tangible Chattel Paper, Document, Instrument, Certificated Security and tangible Record included in the Collateral, together with each endorsement, instrument of assignment and other Record that the Secured Party requests to accomplish the assignment or other transfer of such tangible Chattel Paper, Document, Instrument, Certificated Security or tangible Record to the Secured Party (with all signatures guaranteed by such Person and in such manner as are satisfactory to the Secured Party), and, until such delivery, hold such tangible Chattel Paper, Document, Instrument, Certificated Security or tangible Record in trust for the Secured Party, (iii) deliver to any Securities Intermediary designated by the Secured Party any Certificated Security included in the Collateral, together with each endorsement, instrument of assignment and other Record that such Securities Intermediary requests to accomplish the assignment or other transfer of such Certificated Security to such Securities Intermediary (with all signatures guaranteed by such Person and in such manner as are satisfactory to such Securities Intermediary), instruct such Securities Intermediary to hold such Certificated Security for the account of the Secured Party and, until such delivery, hold such Certificated Security in trust for the Secured Party, (iv) cause any Security Interest in any Investment Property included in the Collateral that is not represented by a Certificated Security to be registered to or otherwise reflected in the name of the Secured Party,
          (v) cause a Certificated Security to be issued to represent any Investment Property included in the Collateral that is not represented by a Certificated Security, (vi) cause any Person (including, but not limited to, any Account Debtor, Issuer, Bank, Securities Intermediary or Commodity Intermediary) obligated with respect to any Deposit Account or Investment Property included in the Collateral to provide to the Secured Party a complete and accurate copy of each statement, confirmation, notice, proxy statement, proxy and other communication relating to such Deposit Account or Investment Property, (vii) cause each Instrument representing Proceeds or other proceeds of any of the Collateral to be made payable, as requested by the Secured Party, to the Secured Party alone or the Secured Party and the Debtor jointly,
          (viii) provide to the Secured Party all information requested by the Secured Party and relating to (A) any of the Collateral (including, but not limited to, information requested by the Secured Party to monitor the market value of any of the Collateral), (B) any Person (including, but not limited to, any Account Debtor, Issuer, Bank, Securities Intermediary or Commodity Intermediary) obligated with respect to any of the Collateral, (C) the Debtor, (D) any Other Obligor or (E) the business, operations, assets, affairs or condition (financial or other) of the Debtor or any Other Obligor (including, but not limited to, financial statements prepared in a form reasonably satisfactory to the Secured Party and, if reasonably requested by the Secured Party, audited, reviewed or compiled by an independent certified public accountant satisfactory to the Secured Party), (ix) enter into each warehousing, lockbox or other custodial arrangement with respect to any of the Collateral requested by the Secured Party,
          (x) permit each director, officer, employee, accountant, attorney and other agent of the Secured Party to inspect the Collateral and audit, copy and extract each Record included in the Collateral during regular business hours upon reasonable advance notice, (xi) provide to the Secured Party an agreement, instrument or other Record, in form and substance reasonably satisfactory to the Secured Party, (A) executed by each Person having any interest, whether as an owner, mortgagee, secured party or lessee or otherwise, in any premises, or any Goods not included in the Collateral, to which is affixed or in or on which is installed or located any of the Collateral, (B) disclaiming any interest of such Person in any of the Collateral and (C) authorizing the Secured Party, upon or at any time after any occurrence and continuance of any Event of Default, to (I) enter upon any premises of such Person to which is affixed or in or on which is installed or located any of the Collateral, (II) take possession of and remove from any such premises and any Goods of such Person not included in the Collateral any of the Collateral affixed to or installed or located in or on any such premises or Goods and (III) remain on and use any such premises in completing any work in process included in the Collateral or storing, preparing for any sale, lease or other disposition or collecting, selling, leasing or otherwise disposing of or otherwise realizing upon any of the Collateral, without by doing any of the things described in clauses (xi)(C)(I) through (III) of this sentence incurring any liability to such Person, except for unreasonable damage to any such premises or Goods directly resulting from doing so, and
          (xii) upon or at any time after any occurrence and continuance of any Event of Default, assemble and make available to the Secured Party at any place designated by the Secured Party and reasonably convenient to the Secured Party and the Debtor (A) all Goods included in the Collateral other than Fixtures, growing crops and standing timber and
          (B) all Chattel Paper and tangible Records included in the Collateral.

     (d) Additional Covenants if Collateral Includes Unregistered Security: If the Collateral includes any Security required to be registered pursuant to applicable law (including, but not limited to, the Securities Act of 1933) before being permitted to be sold or otherwise disposed of, or offered for sale or other disposition, by the Secured Party, (i) the Debtor shall not (A) take any action to permit the issuer of such Security to issue any other Security or any Incidental Property Right relating to any other Security or (B) sell or otherwise dispose of or take any other action with respect to any other Security or any Incidental Property Right relating to any other Security if such sale or other disposition or other action would be required to be considered in determining whether any sale or other disposition of such Security would be permissible without registration pursuant to such law, and (ii) promptly upon the request of the Secured Party, the Debtor shall (A) execute and deliver to the Secured Party or any other Person (including, but not limited to, the Securities and Exchange Commission) each form, schedule and other Record (including, but not limited to, any form giving a notice of a proposed sale of securities pursuant to Rule 144 of the Securities and Exchange Commission) necessary to permit any sale or other disposition of such Security without registration pursuant to such law, (B) use his, her or its reasonable business efforts to cause the issuer of such Security to take each action necessary to (I) permit any sale or other disposition of such Security without registration pursuant to such law, (II) register such Security pursuant to such law and (III) permit any public sale or other disposition of such Security in each jurisdiction determined by the Secured Party and (C) execute and deliver to the Secured Party each agreement, instrument and other Record reasonably requested by the Secured Party and in a reasonable and customary form to indemnify each Person who or that is an underwriter of such Security against each liability, cost and expense (including, but not limited to, if such Person retains counsel for advice, litigation or any other purpose, reasonable attorneys' fees and disbursements) incurred by such Person as a result of such sale or other disposition.

5.   POWER OF ATTORNEY; IRREVOCABLE PROXY

     The Debtor irrevocably and unconditionally appoints the Secured Party as the attorney-in-fact of the Debtor, with full power of substitution and revocation, to take, in the name and on behalf of the Debtor or otherwise, each action relating to any of the Collateral that the Debtor could take (including, but not limited to, (a) receiving and collecting any mail addressed to the Debtor, directing the place of delivery of any such mail, opening any such mail and removing from any such mail and retaining any enclosure evidencing or relating to any of the Collateral, (b) obtaining, settling and cancelling any insurance on any of the Collateral and using any payment in connection with any such insurance to pay any of the Obligations, whether due or not due, and (c) taking any action described in Section 4 of this Agreement), except that, until any notice of intention to do so is given by the Secured Party to the Debtor upon or at any time after any occurrence and continuance of any Event of Default, the Secured Party may not, as such attorney-in-fact, except as expressly permitted by this Agreement, take the foregoing actions, exercise or direct the exercise of any Incidental Property Right relating to any Security included in the Collateral or sell, lease or otherwise dispose of any of the Collateral. The power of attorney given pursuant to the preceding sentence is coupled with an interest in favour of the Secured Party and shall not be terminated or otherwise affected by the death, disability or incompetence of the Debtor. In furtherance of, as the attorney-in-fact of the Debtor, the Secured Party's exercise or direction of the exercise of any Incidental Property Right relating to any Security included in the Collateral, the Debtor grants to the Secured Party a proxy, which shall be irrevocable and unlimited in duration, to exercise such Incidental Property Right.

6.   CERTAIN RIGHTS, REMEDIES AND DUTIES

     (a) Rights and Remedies Pursuant to Applicable Law: With respect to the Collateral, the Secured Party shall have each applicable right and remedy pursuant to applicable law (including, but not limited to, the Uniform Commercial Code) or this Agreement.

     (b) Additional Rights Without Event of Default: The Secured Party shall have the right to file in any public office, without any signature or other authorization by the Debtor, each Financing Statement relating to any of the Collateral that the Secured Party desires to file.

     (c) Additional Rights Upon or After Event of Default: Upon or at any time after any occurrence and continuance of any Event of Default, the Secured Party shall have the right to, for the purpose of preserving or enhancing the value of any of the Collateral or exercising any right or remedy of the Secured Party pursuant to this Agreement or arising or accruing as a result of this Agreement, (i) perform each obligation of the Debtor pursuant to this Agreement, (ii) without any judicial process but without any breach of the peace, (A) enter upon each premises of the Debtor, (B) store and provide for the guarding and maintenance in good condition of any of the Collateral located on such premises, take possession of and remove from each such premises any of the Collateral and (C) remain on and use each such premises, and use all Equipment and Fixtures of the Debtor, whether or not included in the Collateral, in completing any work in process included in the Collateral or storing, preparing for any sale, lease or other disposition or collecting, selling, leasing or otherwise disposing of or otherwise realizing upon any of the Collateral, (iii) exercise any Incidental Property Right included in the Collateral, (iv) declare all right, title and interest of the Debtor in and to any Intellectual Property included in the Collateral to be vested in the Secured Party,
          (v) grant any license, whether exclusive or nonexclusive, in any Intellectual Property included in the Collateral to such Person, for such period, on such terms and in such manner as is determined by the Secured Party, (vi) without the payment of any compensation of any kind, use each General Intangible (including, but not limited to, each item of Intellectual Property, license and franchise) of the Debtor included in the Collateral, to the extent of the rights of the Debtor therein, for the purpose of exercising any right or remedy of the Secured Party pursuant to this Agreement or arising or accruing as a result of this Agreement, and, to such extent for such purpose, the Debtor irrevocably grants the Secured Party a nonexclusive license in each such General Intangible; and (vii) direct each Person issuing any insurance on any of the Collateral to make directly and solely to the Secured Party each payment in connection with any such insurance,
          (viii) verify any of the Collateral in any manner or through any medium, whether directly with any Person (including, but not limited to, any Account Debtor, Issuer, Bank, Securities Intermediary or Commodity Intermediary) obligated with respect thereto or otherwise or in the name of the Debtor or otherwise, (ix) notify each Person (including, but not limited to, any Account Debtor, Issuer, Bank, Securities Intermediary or Commodity Intermediary) obligated with respect to any of the Collateral of the interest of the Secured Party therein, direct such Person to make each payment with respect thereto directly and solely to the Secured Party and take control of all Proceeds and other proceeds thereof, (ix) deliver any notice of exclusive control pursuant to any Control Agreement, (xi) exchange any certificate representing any of the Collateral for a certificate of a larger or smaller denomination and (xii) cause to be transferred to or registered in the name of the Secured Party or any nominee, Securities Intermediary, Commodity Intermediary or other agent of the Secured Party any of the Collateral so that the Secured Party appears as the sole owner of record thereof, whether such transfer or registration is made with or without reference to this Agreement or any Security Interest.

     (d) Additional Rights if Collateral Includes Unregistered Security: If the Collateral includes any Security required to be registered pursuant to applicable law (including, but not limited to, the Securities Act of 1933) before being permitted to be sold or otherwise disposed of, or offered for sale or other disposition, by the Secured Party and upon or at any time after any occurrence and continuance of any Event of Default the Secured Party opts for any sale or other disposition of such Security without such registration, (i) the Secured Party shall not be obligated to delay such sale or other disposition to permit such registration, and (ii) in order to comply with such law, the Secured Party shall have the right to restrict the prospective purchasers in such sale or other disposition (including, but not limited to, restricting such prospective purchasers to Persons meeting specified requirements as to financial sophistication or intent to purchase for investment and not with a view to sale or other disposition), restrict the terms of such sale or other disposition (including, but not limited to, restricting future sales and other dispositions) and impose other restrictions on any aspect of such sale or other disposition (including, but not limited to, the advertising or conduct thereof).

     (d)  (e) Standards for Sale or Other Disposition in Commercially Reasonable
          Manner: If upon or at any time after any occurrence and continuance of any Event of Default the Secured Party opts for any sale or other disposition of any of the Collateral, (i) no restriction on the prospective purchasers in such sale or other disposition (including, but not limited to, a restriction of such prospective purchasers to Persons meeting specified requirements as to financial sophistication or intent to purchase for investment and not with a view to sale or other disposition), restriction on the terms of such sale or other disposition (including, but not limited to, restricting future sales and other dispositions) or other restriction on any aspect of such sale or other disposition (including, but not limited to, the advertising or conduct thereof) imposed by the Secured Party in order to comply with applicable law (including, but not limited to, the Securities Act of 1933 and any banking statute) shall be a factor in determining such sale or other disposition to have been made in other than a commercially reasonable manner, and (ii) such sale or other disposition shall not be determined to have been made in other than a commercially reasonable manner solely by reason of (A) its not being made at the time and place therefor specified in any notice thereof provided that the adjournment thereof is announced at such specified time and place or a time and place announced at any adjournment thereof, (B) its being a public sale or other disposition or a private sale or other disposition, (C) its being made in one parcel, in more than one parcel, at one time or at different times, or (D) its involving the sale or other disposition of any of the Collateral either for future delivery or for future payment without retention by the Secured Party until such future payment and the failure of such future delivery or such future payment to occur.

     (e) (f) Application of Proceeds: The Secured Party shall apply all proceeds received by the Secured Party from any collection or sale, lease or other disposition of or other recovery upon or otherwise on account of any of the Collateral (including, but not limited to, as money payable pursuant to any insurance on any of the Collateral) first to liabilities, costs and expenses described in Section 8 of this Agreement and then to the remainder of the Obligations, whether due or not due, in any order reasonably determined by the Secured Party.

7.   STANDARDS OF CARE

     (a) Collateral Transferred to or Registered in Name of Secured Party or Agent of Secured Party: The Secured Party shall be deemed to have exercised reasonable care in the custody or preservation of any of the Collateral that is transferred to or registered in the name of the Secured Party or any nominee, Securities Intermediary, Commodity Intermediary or other agent of the Secured Party if (a) the treatment thereof by the Secured Party or such nominee, Securities Intermediary, Commodity Intermediary or other agent is substantially equal to the treatment by the Secured Party of assets of the Secured Party of a similar nature or (b) the Secured Party takes any action in the custody or preservation thereof reasonably specified by the Debtor in a written notice received by the Secured Party in a reasonable time to evaluate and take such action; provided, however, that (i) any failure to take such action shall not of itself be deemed to be a failure to exercise such reasonable care, (ii) in no event shall the Secured Party be obligated to take such action if the Secured Party determines that doing so would or is reasonably likely to have any material adverse effect on the value of any significant portion of the Collateral or otherwise be incompatible with any provision or purpose of this Agreement and (iii) in no event shall the Secured Party be obligated to (A) preserve any right or remedy against any prior party obligated pursuant to any of the Collateral, whether or not in the possession or under the control of the Secured Party, (B) ascertain or notify the Debtor of any maturity, call, exchange, conversion, redemption, offer, tender or similar matter relating to any of the Collateral, whether or not the Secured Party has knowledge thereof, or
          (C) provide to the Debtor any statement, confirmation, notice, proxy statement, proxy or other communication received by the Secured Party or any nominee, Securities Intermediary, Commodity Intermediary or other agent of the Secured Party and relating to any of the Collateral.

     (b)  Actions and Omissions by Secured Party or Agent of Secured Party:
          Neither the Secured Party nor any director, officer, employee, accountant, attorney or other agent of the Secured Party shall be liable for any action taken or not taken, whether in exercising or refraining from exercising any right or remedy pursuant to this Agreement or arising or accruing as a result of this Agreement or otherwise, with respect to any of the Collateral (including, but not limited to, any liability for loss of, damage to or decrease in the value of any of the Collateral) except to the extent caused by his, her or its gross negligence, bad faith or willful misconduct.

8.   EXPENSES; INDEMNIFICATION

     (a) Expenses: The Debtor shall pay to the Secured Party on demand each reasonable out-of-pocket cost and expense (including, but not limited to, if the Secured Party retains counsel for advice, litigation or any other purpose, reasonable attorneys' fees and disbursements) heretofore or hereafter incurred by the Secured Party in (i) searching for, filing or recording or obtaining any information relating to any Financing Statement, application for any certificate of title, notice of lien, instrument of assignment or other Record relating to any of the Collateral or otherwise obtaining any information reasonably required by it relating to the Debtor or any of the Collateral, (ii) negotiating the entry into any Control Agreement relating to any Deposit Account, Electronic Chattel Paper, Investment Property or Letter-of-Credit Right included in the Collateral, (iii) taking any action pursuant to this Agreement or in connection with the custody or preservation of any of the Collateral reasonably required by it or
          (iv) endeavouring to (A) enforce any obligation of the Debtor pursuant to this Agreement or preserve or exercise any right or remedy of the Secured Party pursuant to this Agreement or arising or accruing as a result of this Agreement or (B) preserve or exercise any right or remedy relating to, take possession of, remove from any premises, store, prepare for any sale, lease or other disposition or collect, sell, lease or otherwise dispose of or otherwise realize upon any of the Collateral.

     (b) Indemnification: The Debtor shall indemnify the Secured Party and each director, officer, employee, accountant, attorney and other agent of the Secured Party on demand, without any limitation as to amount, against each liability, cost and expense (including, but not limited to, if the Secured Party retains counsel for advice, litigation or any other purpose, reasonable attorneys' fees and disbursements) heretofore or hereafter imposed on, incurred by or asserted against the Secured Party or such director, officer, employee, accountant, attorney or other agent as a result of any claim (including, but not limited to, any claim involving any allegation of any violation of applicable law (including, but not limited to, any environmental or criminal statute)), however asserted and whether now existing or hereafter arising or accruing, arising out of any manufacture, purchase or other acquisition, ownership, possession, control, use, operation or sale, lease or other disposition of any of the Collateral except to the extent caused by the gross negligence, bad faith or wilful misconduct of the Secured Party or such director, officer, employee, accountant, attorney or other agent.

9.   TERMINATION

     This Agreement shall remain in full force and effect until and shall terminate only upon (a) the actual receipt by an officer of the Secured Party at the chief executive office of the Secured Party of a written notice of (i) the termination of this Agreement by the Debtor, (ii) if the Debtor is an individual, the death of the Debtor or the judicial declaration of the Debtor's incompetence or (iii) if the Debtor is not an individual, the dissolution or cessation of existence of the Debtor, (b) the expiration of a reasonable period of time for the Secured Party to act upon such written notice and (c) the final and indefeasible payment in full of (i) each portion of the Obligations (A) arising or accrued before such receipt of such written notice and the expiration of such period of time, (B) thereafter arising or accruing as a result of any credit or other financial accommodation theretofore committed or otherwise agreed to by the Secured Party or (C) thereafter arising or accruing as a result of any of the Obligations described in clause (c)(i)(A) or (B) of this sentence (including, but not limited to, (I) all interest, fees, charges, costs and expenses thereafter arising or accruing with respect to any of the Obligations described in such clause (c)(i)(A) or (B) and (II) all of the Obligations thereafter arising or accruing as a result of any direct or indirect extension, renewal, refinancing or other modification or replacement of any of the Obligations described in such clause (c)(i)(A) or (B)) and (ii) each liability, cost and expense that the Debtor is obligated to pay pursuant to Section 8 of this Agreement, whether theretofore or thereafter arising or accruing.

10.  OBLIGATIONS IMMEDIATELY DUE

     Upon or at any time after any occurrence and continuance of any Event of Default other than, with respect to the Debtor, any Event of Default described in clause (iii) of Section 1(c) of this Agreement, all of the Obligations remaining unpaid shall, in the sole discretion of the Secured Party become immediately due, notwithstanding any agreement to the contrary. Upon any occurrence and continuance of, with respect to the Debtor, any Event of Default described in such clause (iii), all of the Obligations remaining unpaid shall automatically, without any notice, demand, presentment or protest of any kind (each of which is knowingly, voluntarily, intentionally and irrevocably waived by the Debtor), become immediately due, notwithstanding any agreement to the contrary. Nothing in this Section 10 shall render any of the Obligations payable on demand payable otherwise than on demand.

11.  TERMINATION OF OBLIGATION TO LEND

     Upon any occurrence and continuance of any Event of Default, any obligation of the Secured Party to extend any credit or other financial accommodation to the Debtor shall terminate, notwithstanding any commitment or other agreement to the contrary.

12.  REPRESENTATIONS AND WARRANTIES

     The Debtor represents and warrants to the Secured Party as follows:

     (a) Jurisdiction of Organization: If the Debtor is a Registered Organization, its jurisdiction of organization is as indicated at the beginning of this Agreement.

     (b) Authority: The execution, delivery to the Secured Party and performance of this Agreement and each Control Agreement, and the grant or other creation of each Security Interest, by the Debtor (i) do not and will not violate applicable law, any judgment or order of any court, agency or other governmental body by which the Debtor is bound or, if the Debtor is not an individual, any certificate or articles of incorporation or organization, by-laws, operating or partnership agreement or other charter, organizational or other governing document of the Debtor or any resolution or other action of record of any shareholders, members, directors or managers of the Debtor, (ii) do not and will not violate or constitute any default under any material agreement, instrument or other Record by which the Debtor is bound, (iii) if the Debtor is not an individual, are and will be in furtherance of the purposes and within the power and authority of the Debtor and (iv) do not and will not require any authorization of, notice to or other act by or relating to any Person (including, but not limited to, if the Debtor is not an individual, any shareholder, member, director or manager of the Debtor) that has not been duly obtained, given or done and is not in full force and effect, subject only to the following qualifications:

          (i) an order of specific performance and an injunction are discretionary remedies, and in particular, may not be available where damages are considered an adequate remedy; and

          (ii) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws generally affecting enforceability of creditor's rights.

     (c) Enforceability: This Agreement is, and each Control Agreement is or, if not now existing, will be enforceable in accordance with its terms against the Debtor.

     (d) Questionnaire: Each answer contained in any questionnaire submitted by or on behalf of the Debtor to the Secured Party in connection with this Agreement is complete and accurate.

     (e) Rights with Respect to Collateral: Except as heretofore disclosed by the Debtor to the Secured Party in writing, there exists (i) no security interest in or other lien on any of the Collateral other than Permitted Liens, (ii) no presently effective Financing Statement or certificate of title, and no pending application for any certificate of title or notice of lien, relating to any of the Collateral and naming any Person other than the Secured Party as a secured party other than those relating solely to Permitted Liens, (iii) no contractual or other restriction on the grant or other creation of any security interest in or assignment, pledge or hypothecation of any of the Collateral, (iv) no demand, claim, counterclaim, setoff or defence, no action or other legal proceeding, and no outstanding judgment or order of any court, agency or other governmental body, relating to any of the Collateral and (v) no Control Agreement (A) that relates to any Deposit Account, Electronic Chattel Paper, Investment Property or Letter-of-Credit Right included in the Collateral and (B) to which the Secured Party or a permitted Lien holder (or its agent or designee) is not a party.

     (f) Actions with Respect to Collateral: Except as heretofore disclosed by the Debtor to the Secured Party in writing, the Debtor has not (i) sold, leased or otherwise disposed of any of the Collateral or any interest or right in any of the Collateral or (ii) extended, renewed, refinanced or otherwise modified or replaced, compromised, canceled, discharged, subordinated, accelerated, waived, forborne from exercising any right or remedy relating to or adversely affected any obligation of any Person (including, but not limited to, any Account Debtor, Issuer, Bank, Securities Intermediary or Commodity Intermediary) relating to any of the Collateral.

     (g) Accounts, Chattel Paper, Deposit Accounts, Documents, General Intangibles, Instruments, Investment Property, Letter- of-Credit Rights and Letters of Credit: Each Account, Chattel Paper, Deposit Account, Document, General Intangible, Instrument, item of Investment Property, Letter-of Credit Right and letter of credit included in the Collateral is or, if not now existing, will be genuine, in all respects what it purports to be and enforceable in accordance with its terms against each Person (including, but not limited to, any Account Debtor, Issuer, Bank, Securities Intermediary or Commodity Intermediary) obligated with respect thereto, subject to no demand, claim, counterclaim, setoff or defence.

     (h) Intellectual Property: The Debtor (i) duly owns or is duly licensed to use and is not prohibited from using any Intellectual Property the Debtor uses and (ii) is not aware of any claim by any Person that the use of any Intellectual Property the Debtor uses infringes or otherwise violates any right of such Person in such Intellectual Property or that any registration of such Intellectual Property is other than in full force and effect. Each registration of and each right of the Debtor in any Intellectual Property included in the Collateral is in full force and effect.

     (i) Rights with Respect to Locations of Collateral: The Debtor has and will have the right to (i) keep all of the Collateral now or hereafter located at any location at such location and (ii) plant and grow crops and timber on and harvest and remove crops and timber from any real property on which any growing crop or standing timber now or hereafter included in the Collateral is located.

     (j) Incorrect or Misleading Information: The Debtor has not provided to the Secured Party or permitted to be provided to the Secured Party on his, her or its behalf any certificate, financial statement or other Record that contains any statement of fact that is incorrect or misleading in any material respect or omits to state any fact necessary to make any statement of fact contained therein not incorrect or misleading in any material respect.

13.  CERTAIN CONSENTS AND WAIVERS

          (a) Consents: Except to the extent expressly provided in this Agreement, this Agreement shall not be modified or terminated, no Security Interest, no obligation of the Debtor pursuant to this Agreement and no right or remedy of the Secured Party pursuant to this Agreement or arising or accruing as a result of this Agreement shall be impaired or otherwise adversely affected, and no such right or remedy shall be waived, by any act, omission or other thing, whether heretofore occurred or hereafter occurring. The Debtor knowingly, voluntarily, intentionally and irrevocably consents, without any notice, to each act, omission and other thing, whether heretofore occurred or hereafter occurring, that would or might, but for such consent, modify or terminate this Agreement, impair or otherwise adversely affect any Security Interest or any such obligation, right or remedy or operate as a waiver of any such right or remedy. Without limiting the generality of the preceding two sentences, this Agreement shall not be modified or terminated by, no Security Interest and no such obligation, right or remedy shall be impaired or otherwise adversely affected by, no such right or remedy shall be waived by, and such consent shall apply to, whether heretofore occurred or hereafter occurring, (i) any direct or indirect extension, renewal, refinancing or other modification or replacement of, or any assignment or other transfer, compromise, cancellation, discharge, invalidity, impairment, unenforceability or change in any term or condition of, defence with respect to or grant of any participation in, any of the Obligations or any other obligation of the Debtor or any Other Obligor or other Person, (ii) any acceptance of any Other Obligor, (iii) any taking, increase or decrease in value, impairment or release of, collection or sale, lease or other disposition of or other realization upon or failure or delaying to call for, take any property as, hold, preserve, protect, insure or collect, sell, lease or otherwise dispose of or otherwise realize upon any of the Collateral or any Other Collateral, (iv) any failure or delaying to perfect, keep perfected or maintain the priority of any security interest in or other lien on any of the Collateral or any Other Collateral, (v) any exercise or waiver of, failure or delaying to exercise, forbearance from exercising or failure to give any notice prior to exercising any right or remedy of the Secured Party or any other Person relating to any of the Obligations, any of the Collateral or any Other Collateral or against the Debtor or any Other Obligor or other Person, (vi) any case or other proceeding pursuant to any bankruptcy, insolvency or similar statute with respect to the Debtor or any Other Obligor or other Person, (vii) any failure of the Secured Party or any other Person to make, prove or vote any claim relating to any of the Obligations, any of the Collateral or any Other Collateral, or any failure of any such claim to be allowed, in any case or other proceeding pursuant to any bankruptcy, insolvency or similar statute, (viii) the Obligations being at any time or from time to time paid in full or reduced and then increased or exceeding any amount, (ix) any refusal or other failure of the Secured Party or any other Person to grant any or any additional credit or other financial accommodation to the Debtor or any Other Obligor or other Person or provide to the Debtor any or complete and accurate information relating to any Other Obligor or other Person or the business, operations, assets, affairs or condition (financial or other) of any Other Obligor or other Person, (x) any notice to the Secured Party or any other Person from any Other Obligor or other Person not to grant any or any additional credit or other financial accommodation to the Debtor or to take or not to take any other action, (xi) the acceptance by the Secured Party or any other Person of any agreement, instrument or other Record intended by the Debtor or any Other Obligor or other Person but not by the Secured Party to create an accord and satisfaction with respect to any of the Obligations or any other obligation of the Debtor or any Other Obligor or other Person, (xii) the manner or order of any collection or sale, lease or other disposition of or other realization upon any of the Collateral or any Other Collateral,
               (xiii) the manner or order of application of any money applied in payment of any of the Obligations, (xiv) any change in the ownership, membership, location, business, name, identity or structure of the Debtor or any Other Obligor or other Person or
               (xv) the execution and delivery to the Secured Party by any Other Obligor or other Person of any agreement, instrument or other Record providing any Other Collateral.

          (b) Waivers: The Debtor knowingly, voluntarily, intentionally and irrevocably waives, without any notice, each act and other thing upon which, but for such waiver, any Security Interest, any obligation of the Debtor pursuant to this Agreement or any right or remedy of the Secured Party pursuant to this Agreement or arising or accruing as a result of this Agreement would or might be conditioned. Without limiting the generality of the preceding sentence, no Security Interest and no such obligation, right or remedy shall be conditioned upon, and such waiver shall apply to,
               (i) the acceptance of this Agreement by the Secured Party, (ii) any demand upon or presentment or protest to the Debtor or any Other Obligor or other Person, (iii) any exercise of any right or remedy of the Secured Party or any other Person relating to any of the Obligations, any of the Collateral or any Other Collateral or against the Debtor or any Other Obligor or other Person or
               (iv) any notice to the Debtor or any Other Obligor or other Person of the acceptance of this Agreement by the Secured Party, any incurring or non-payment of any of the Obligations, any occurrence and continuance of any Event of Default or any other event or condition of default relating to any of the Obligations, any of the Collateral or any Other Collateral, any decrease in the value of any of the Collateral or any Other Collateral, any exercise of any right or remedy of the Secured Party or any other Person relating to any of the Obligations, any of the Collateral or any Other Collateral or against the Debtor or any Other Obligor or other Person, any action taken or not taken by the Secured Party or any other Person or any other matter.

14.  NOTICES AND OTHER COMMUNICATIONS

     Each notice and other communication relating to this Agreement (i) may be given in writing or by facsimile, (ii) if given in writing, may be directed to the last address of the Debtor shown in the Records of the sender relating to this Agreement, (iii) if sent by mail or overnight courier service, shall be deemed to have been given when deposited in the mail, first-class or certified postage prepaid, or accepted by any post office or overnight courier service for delivery and to have been received upon the earlier of (A) the actual receipt thereof or (B) three days after being so deposited or accepted and (iv) if given by facsimile, may be directed to the last telephone number for receipt of facsimiles shown in the Records of the sender relating to this Agreement. Each requirement under applicable law of reasonable notice of any event by the Secured Party to the Debtor shall be deemed to have been met if a notice of such event is given by the Secured Party to the Debtor at least ten days before the date on or after which such event is to occur.

15.  MISCELLANEOUS

     (a) Other Relevant Agreements: This Agreement is subject to the terms and provisions of the Priority Agreement among Capital Source Finance LLC, the Secured Party, the Debtor and its affiliated entities named therein. In the event of any conflict between this Agreement and the Offer of Finance dated July 23, 2002 among the Secured Party, Derma Sciences, Inc., William Goodwin and Dumex Medical Canada Inc., the terms and provisions of the Offer of Finance and the other Loan Documents (as defined in the Offer of Finance) shall prevail.

     (b) Reliance by Other Persons: Each Person (including, but not limited to, any Account Debtor, Issuer, Bank, Securities Intermediary or Commodity Intermediary) obligated with respect to, and each transfer agent, registrar and trustee of, any of the Collateral may accept without any question any exercise by the Secured Party of any right or remedy of the Secured Party pursuant to this Agreement or arising or accruing as a result of this Agreement.

     (c) Limitation on Security Interest: The payment of the Obligations shall not be secured by any Security Interest to the extent of any amount in excess of the maximum amount the payment of which can be so secured without rendering such Security Interest unenforceable under applicable law as a fraudulent conveyance or transfer.

     (d) Obligations Relating to Collateral: The grant or other creation of any Security Interest shall not constitute any assignment by the Debtor to the Secured Party of any obligation of the Debtor relating to any of the Collateral. The Debtor shall remain obligated to perform each such obligation, and the Secured Party shall not be obligated to perform any such obligation, whether or not the Secured Party exercises any right or remedy pursuant to this Agreement or arising or accruing as a result of this Agreement. The only obligations of the Secured Party relating to the Collateral shall be, to the extent required by applicable law, to (i) exercise reasonable care in the custody or preservation of any of the Collateral that is transferred to or registered in the name of the Secured Party or any nominee, Securities Intermediary, Commodity Intermediary or other agent of the Secured Party and (ii) act in a commercially reasonable manner in exercising with respect to any of the Collateral any right or remedy pursuant to this Agreement or arising or accruing as a result of this Agreement.

     (e) Liability: If more than one Person executes this Agreement, (i) each of them shall be jointly and severally liable pursuant to this Agreement, and (ii) this Agreement shall be construed, interpreted and enforced, whether in any action or other legal proceeding or otherwise, as to each of them as though each of them had executed and delivered to the Secured Party a separate agreement identical to this Agreement.

     (f) Effect on Other Agreements, Instruments and Records: The execution, delivery to the Secured Party and performance of this Agreement by the Debtor shall not modify or terminate any other agreement, instrument or other Record (including, but not limited to, any agreement, instrument or other Record granting or otherwise creating any security interest in or other lien on any of the Collateral or providing any Other Collateral) by which the Debtor or any Other Obligor or other Person is bound or impair or otherwise adversely affect any obligation of the Debtor or any Other Obligor or other Person pursuant to any such other agreement, instrument or other Record.

     (g) Right of Setoff: Upon and at any time and from time to time after any occurrence and continuance of any Event of Default, the Secured Party shall have the right to place an administrative hold on, and set off against each obligation of the Debtor pursuant to this Agreement, each obligation of the Secured Party to, in any capacity and whether alone or otherwise, the Debtor, whether now existing or hereafter arising or accruing, whether pursuant to any Deposit Account or certificate of deposit or otherwise. Such setoff shall become effective at the time the Secured Party opts therefor even though evidence thereof is not entered in the Records of the Secured Party until later.

     (h) Assignment or Grant of Participation: In conjunction with any assignment or other transfer of or grant of any participation in any of the Obligations by the Secured Party, the Secured Party shall have the right to assign or otherwise transfer or grant any participation in this Agreement, any Security Interest, any obligation of the Debtor pursuant to this Agreement or any right or remedy of the Secured Party pursuant to this Agreement or arising or accruing as a result of this Agreement.

     (i) Binding Effect: This Agreement shall be binding upon the Debtor, each other Person who or that becomes bound as a debtor by this Agreement pursuant to Article 9 of the Uniform Commercial Code and each direct or indirect legal representative, successor and assignee of the Debtor or any such other Person and shall inure to the benefit of and be enforceable by the Secured Party and each direct or indirect successor and assignee of the Secured Party.

     (j) Entire Agreement, Modifications and Waivers: This Agreement contains the entire agreement between the Secured Party and the Debtor with respect to the subject matter of this Agreement and supersedes each action heretofore taken or not taken, each course of conduct heretofore pursued, accepted or acquiesced in, and each oral, written or other agreement and representation heretofore made, by or on behalf of the Secured Party with respect thereto. No action heretofore or hereafter taken or not taken, no course of conduct heretofore or hereafter pursued, accepted or acquiesced in, no oral, written or other agreement or representation heretofore made, and no agreement or representation hereafter made other than in writing, by or on behalf of the Secured Party shall modify or terminate this Agreement, impair or otherwise adversely affect any Security Interest, any obligation of the Debtor pursuant to this Agreement or any right or remedy of the Secured Party pursuant to this Agreement or arising or accruing as a result of this Agreement or operate as a waiver of any such right or remedy. No modification of this Agreement or waiver of any such right or remedy shall be effective unless made in a writing duly executed by the Secured Party and specifically referring to such modification or waiver.

     (k) Rights and Remedies Cumulative: All rights and remedies of the Secured Party pursuant to this Agreement or arising or accruing as a result of this Agreement shall be cumulative, and no such right or remedy shall be exclusive of any other such right or remedy.

     (l) Extent of Consents and Waivers: Each consent and waiver of the Debtor contained in this Agreement shall be deemed to have been given to the extent permitted by applicable law.

     (m) Exercise of Rights; Requests: Except as expressly provided in this Agreement, each right and remedy of the Secured Party pursuant to this Agreement or arising or accruing as a result of this Agreement may be exercised (i) at any time and from time to time, (ii) in the sole discretion of the Secured Party, (iii) without any notice or demand of any kind and (iv) whether or not any Event of Default or any other event or condition of default relating to any of the Obligations, any of the Collateral or any Other Collateral has occurred or existed, but the Secured Party shall not be obligated to exercise any such right or remedy. Each such right and remedy may be exercised only to the extent that the exercise thereof does not violate applicable law. Each request by the Secured Party pursuant to this Agreement may be made
          (i) at any time and from time to time, (ii) in the sole discretion of the Secured Party and (iii) whether or not any Event of Default or any other event or condition of default relating to any of the Obligations, any of the Collateral or any Other Collateral has occurred or existed.

     (n) Severability: Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law. If, however, any such provision shall be prohibited by or invalid under such law, it shall be deemed modified to conform to the minimum requirements of such law, or, if for any reason it is not deemed so modified, it shall be prohibited or invalid only to the extent of such prohibition or invalidity without the remainder thereof or any other such provision being prohibited or invalid.

     (o) Governing Law: Except to the extent that the Uniform Commercial Code provides for the application of the law of any other jurisdiction, this Agreement shall be governed by and construed, interpreted and enforced in accordance with the law of the State of Pennsylvania and the federal law of the United States without regard to the law of any other jurisdiction.

     (p) Headings: In this Agreement, headings of sections are for convenience of reference only and have no substantive effect.

16.  CONSENTS AND WAIVERS RELATING TO LEGAL PROCEEDINGS

     (a) JURISDICTIONAL CONSENTS AND WAIVERS. EACH OF THE PARTIES KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY (I) CONSENTS IN EACH ACTION AND OTHER LEGAL PROCEEDING COMMENCED BY THE SECURED PARTY AND ARISING OUT OF OR OTHERWISE RELATING TO THIS AGREEMENT, ANY OF THE OBLIGATIONS, ANY OF THE COLLATERAL OR ANY OTHER COLLATERAL TO THE NONEXCLUSIVE PERSONAL JURISDICTION OF ANY COURT THAT IS EITHER A COURT OF RECORD OF THE STATE OF PENNSYLVANIA OR A COURT OF THE UNITED STATES LOCATED IN THE STATE OF PENNSYLVANIA, (II) WAIVES EACH OBJECTION TO THE LAYING OF VENUE OF ANY SUCH ACTION OR OTHER LEGAL PROCEEDING,
          (III) WAIVES PERSONAL SERVICE OF PROCESS IN EACH SUCH ACTION AND OTHER LEGAL PROCEEDING, (IV) CONSENTS TO THE MAKING OF SERVICE OF PROCESS IN EACH SUCH ACTION AND OTHER LEGAL PROCEEDING BY REGISTERED MAIL DIRECTED TO THE LAST ADDRESS SHOWN IN THE RECORDS RELATING TO THIS AGREEMENT MAINTAINED BY THE PARTY, WITH SUCH SERVICE OF PROCESS TO BE DEEMED COMPLETED FIVE DAYS AFTER THE MAILING THEREOF, (V) WAIVES IN EACH SUCH ACTION AND OTHER LEGAL PROCEEDING EACH RIGHT TO ASSERT ANY NONMANDATORY COUNTERCLAIM, ANY SETOFF OR ANY DEFENCE BASED UPON ANY STATUTE OF LIMITATIONS OR CLAIM OF LACHES, (VI) WAIVES EACH RIGHT TO ATTACK ANY FINAL JUDGMENT THAT IS OBTAINED AS A RESULT OF ANY SUCH ACTION OR OTHER LEGAL PROCEEDING AND (VII) CONSENTS TO EACH SUCH FINAL JUDGMENT BEING SUED UPON IN ANY COURT HAVING JURISDICTION WITH RESPECT THERETO AND ENFORCED IN THE JURISDICTION IN WHICH SUCH COURT IS LOCATED AS IF ISSUED BY SUCH COURT.

     (b) WAIVER OF TRIAL BY JURY AND CLAIMS TO CERTAIN DAMAGES. EACH OF THE PARTIES (I) KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVES EACH RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO, AND EACH RIGHT TO ASSERT ANY CLAIM FOR DAMAGES (INCLUDING, BUT NOT LIMITED TO, PUNITIVE DAMAGES) IN ADDITION TO ACTUAL DAMAGES IN, ANY ACTION OR OTHER LEGAL PROCEEDING, WHETHER BASED ON ANY CONTRACT OR NEGLIGENT, INTENTIONAL OR OTHER TORT OR OTHERWISE, ARISING OUT OF OR OTHERWISE RELATING TO (A) THIS AGREEMENT, ANY OF THE OBLIGATIONS, ANY OF THE COLLATERAL OR ANY OTHER COLLATERAL, (B) ANY TRANSACTION ARISING OUT OF OR OTHERWISE RELATING TO THIS AGREEMENT, ANY OF THE OBLIGATIONS, ANY OF THE COLLATERAL OR ANY OTHER COLLATERAL OR (C) ANY NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT OF THIS AGREEMENT, ANY OF THE OBLIGATIONS, ANY OF THE COLLATERAL OR ANY OTHER COLLATERAL AND
          (II) CERTIFIES THAT NEITHER THE PARTY NOR ANY REPRESENTATIVE OF THE SECURED PARTY HAS REPRESENTED THAT THE SECURED PARTY WILL NOT SEEK TO ENFORCE THE WAIVER MADE IN THIS SECTION 16(b).

Dated August               , 2002.
             --------------

                                          DERMA SCIENCES, INC.



                                      By:
                                          --------------------------------------
                                     Title:

                                 ACKNOWLEDGEMENT


PROVINCE OF ONTARIO)



                  On the day of August in the year 2002 before me, the undersigned, a Notary Public in and for said Province, personally appeared _____________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.




                                  Notary Public

Exhibit "A"

                                 PERMITTED LIENS



(1)  general security interest granted in favour of Capital Source Finance LLC.

(2) liens for taxes, assessments, governmental charges or levies not for the time being due and delinquent;

(3) easements, rights of way or other similar rights in land existing at the date of this Agreement which individually or in the aggregate do not materially detract from the value of the property concerned or materially impair its use in the operation of the business of the Debtor;

(4) rights reserved to or vested in any governmental authority by the terms of any lease, licence, franchise, grant or permit, or by any statutory provision, to terminate the same or to require annual or other periodic payments as a conditions of the continuance thereof;

(5) any lien or encumbrance the validity of which is being contested by the Debtor in good faith by appropriate legal proceedings and in respect of which either

     (i) security adequate in the opinion of the Secured Party has been provided to it to ensure payment of such liens

                           or

     (ii) the Secured Party is of the opinion that such liens are not materially prejudicial to the security hereof;

(6) title defects or irregularities which, in the opinion of counsel to the Secured Party, are of a minor nature and in the aggregate will not materially detract from the value of the property concerned or materially impair its use in the operation of the business of the Debtor;

(7) Purchase Money Securities, as that term is defined in a General Security Agreement governed by Ontario law issued by the Debtor to the Secured Party dated the date hereof;

(8)  capital lease obligations;

(9)  accounts payable to creditors;

(10) current operating expenses;

(11) borrowings in the ordinary course of business not exceeding $10,000 in the aggregate.

(12) the following debt issued pursuant to the Amended & Restated Revolving Credit and Security Agreement dated August 26, 2002 and Asset Purchase Agreement or Offer of Finance and related agreements or documents:

          [list]